Exhibit 99.1
Atlas Energy Resources, LLC Senior Notes Offering July 2009

Important Information Statements concerning future capital expenditures, production volumes, reserve volumes, reserve values, reserve potential, number of development and exploration projects, finding costs, operating costs, overhead costs, cash flow and earnings are forward-looking statements. These statements are based on assumptions concerning commodity prices, recompletions and drilling results, lease operating expenses, administrative expenses, interest and other financing costs that management believes are reasonable based on currently available information; however, management’s assumptions and the Company’s future performance are both subject to a wide range of business risks, including those described in the Company’s annual report on form 10-K for the year ended December 31, 2008 and quarterly report on form 10-Q for the quarter ended March 31, 2009, and there is no assurance that these results, goals and projections can or will be met. This presentation includes certain non-GAAP financial measures. Reconciliation and calculation schedules for the non-GAAP financial measures can be found in the appendix to this presentation. The SEC has generally permitted oil and gas companies, in their filings made with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation test to be economically and legally producible under existing economic and operating conditions. We use the terms reserve “potential” or “upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. Estimates of net unrisked resource potential have not been risked for possible failure to find commercial quantities of oil and gas reserves when drilled. The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1(800) 245-8812.

Additional Information about the Merger In connection with the proposed merger between Atlas America and Atlas Energy, Atlas America has filed with the SEC a Registration Statement on Form S-4 that includes a joint proxy statement of Atlas America and Atlas Energy, which will also constitute a prospectus of Atlas America. Each of Atlas America and Atlas Energy will mail the joint proxy statement/prospectus to their respective equity holders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER IF AND WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain free copies of the joint proxy statement/prospectus when it becomes available, as well as other filings containing information about Atlas America and Atlas Energy, without charge, at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Atlas America may be obtained free of charge by directing such request to: Investor Relations, Atlas America, Inc., Westpointe Corporate Center One, 1550 Coraopolis Heights, Moon Township, PA 15108, (412) 262-2830. These documents may also be obtained for free from Atlas America’s Investor Relations website at www.atlasamerica.com. The documents filed with the SEC by Atlas Energy may be obtained free of charge by directing such request to: Investor Relations, Atlas Energy Resources, LLC, Westpointe Corporate Center One, 1550 Coraopolis Heights, Moon Township, PA 15108, (412) 262-2830. These documents may also be obtained for free from Atlas Energy Resource’s Investor Relations website at www.atlasenergyresources.com. Atlas America, Atlas Energy and their respective directors and executive officers and other members of management and employees may be deemed to participate in the solicitation of proxies in respect of the proposed transaction. Information regarding Atlas America’s directors and executive officers is available in Atlas America’s proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on June 10, 2009, and information regarding Atlas Energy’s directors and executive officers is available in Atlas Energy’s proxy statement for its 2008 annual meeting of shareholders, which was filed with the SEC on April 30, 2009. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC if and when they become available. This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Merger Overview

ATN / ATLS Merger Overview 6 ATN / ATLS Merger Overview _ On April 27, 2009, Atlas America Inc. (“ATLS”) announced that it has executed a definitive merger agreement with its subsidiary Atlas Energy Resources, LLC (“ATN”) — 100% stock consideration comprised of 1.16 ATLS common shares for each class B common unit of ATN not currently held by ATLS _ Pro forma Atlas America will be renamed “Atlas Energy, Inc.” and will remain structured as a C-Corp — ATN will become a wholly owned subsidiary of Atlas Energy, Inc. — ATN will eliminate its distribution pending consummation of the merger _ The merger is expected to close in the second half of 2009 — The merger will require a majority vote of the unitholders of ATN and of the shareholders of ATLS _ The Company has received the requisite consents from the Lenders under its Credit Facility to allow for the consummation of the merger

Summary Pro Forma Corporate Structure Atlas Energy, Inc. (NASDAQ: ATLS) 64% LP interest 3333333333333 (17.8 million units) + 100% of GP of AHD Atlas Energy Resources, LLC Atlas Pipeline Holdings, L.P. (NYSE: AHD) (Parent Guarantor) 1.1 million LP units in APL GP interest + 11.8% LP interest (5.75 million units) + 15,000 3333333333333 preferred units in APL (12% div.) Atlas Energy Atlas Pipeline Partners, L.P. Operating Company, LLC / (NYSE: APL) Atlas Energy Finance Corp. R/C Facility and Senior Unsecured Notes

Key Merger Terms Term Summary Consideration _ 100% stock consideration _ 1.16 ATLS common shares for each class B common unit of ATN not currently held by ATLS Pro forma structure _ ATLS will be renamed “Atlas Energy, Inc.” and will remain structured as a C-Corp _ ATN will survive as an LLC and a wholly owned subsidiary of ATLS Pro forma ownership _ Current ATLS shareholders will own 50.4% of the combined entity _ Current public ATN shareholders will own 49.6% of the combined entity Board composition _ The board of directors of the combined entity will consist of the ten independent directors of Atlas America and Atlas Energy serving at the time the merger is consummated, as well as Edward E. Cohen and Jonathan Z. Cohen Key conditions to closing _ A majority of ATLS shareholders and ATN unitholders must vote to approve the transaction _ ATN’s bank lenders approval (requisite consents received) _ Hart-Scott-Rodino early termination of waiting period granted Estimated closing date _ 2nd half of 2009

Compelling Merger Rationale Cash flow now retained for reinvestment and/or deleveraging — By retaining capital previously used for distributions (approximately $160MM annually based on our last common unit distribution for Q4 2008), free cash flow will be focused on asset growth and deleveraging Stronger balance sheet — At closing, Atlas America anticipates having at least $50mm of unrestricted cash which is expected to be used to repay drawings under ATN’s Credit Facility — C-corp structure enhances access to capital markets Acceleration of Marcellus Development funded from retained cash flow — Approximately 546,000 acres, of which 274,000 net acres are delineated in the core of the play — 4—6 Tcf of potential reserves identified Simplified corporate structure — Cost efficiencies from combining entities